10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Strategic Income Fund

Security

Evergreen Resources Inc

Advisor

EIMCO

Transaction

 Date

3/5/2004

Cost

       $416,694

Offering Purchase

     0.21%

Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
BNP PARIBAS
UBS Financial Services, Inc.
Wachovia Securities, Inc.
Banc One Capital Markets, Inc.

Fund

Strategic Income Fund

Security

Western Wireless Corp

Advisor

EIMCO

Transaction
 Date

   7/11/2003

Cost

       $675,000

Offering Purchase

    0.113%

Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Wachovia Capital Markets, LLC

Fund

Strategic Income Fund

Security

Cincinnati Bell Inc

Advisor

EIMCO

Transaction
 Date

  10/31/2003

Cost

     $2,000,000

Offering Purchase

    0.370%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Credit Suisse First Boston LLC Goldman, Sachs & Co.

Wachovia Capital Markets, LLC
Lehman Brothers


Fund

Strategic Income Fund

Security

IMAX Corp

Advisor

EIMCO

Transaction
 Date

  11/19/2003

Cost

     $1,300,000

Offering Purchase

    0.813%

Broker

Credit Suisse First Boston LLC
Underwriting
------------
Syndicate
---------
Members
-------
Credit Suisse First Boston LLC
Jefferies & Company, Inc.
Wachovia Capital Markets, LLC
U.S. Bancorp Piper Jaffray


Fund

Strategic Income Fund

Security

Equinox Holdings, Inc

Advisor

EIMCO

Transaction
 Date

   12/9/2003

Cost

     $1,500,000

Offering Purchase

    1.000%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Merrill Lynch, Pierce, Fenner & Smith Inc.
UBS Financial Services, Inc.
Wachovia Capital Markets, LLC

Fund

Diversified Bond Fund

Security

Triad Hospitals Inc

Advisor

EIMCO

Transaction
 Date

   11/6/2003

Cost

       $200,000

Offering Purchase

    0.440%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members

Banc of America Securities LLC


Fund

Diversified Bond Fund

Security

Evergreen Resources Inc

Advisor

EIMCO

Transaction
 Date

   3/5/2004

Cost

        $14,881

Offering Purchase

    0.008%

Broker

Goldman, Sachs & Co.
Underwriting
Syndicate
Members

Banc One Capital Markets, Inc.


Fund

High Yield Bond Fund

Security

Evergreen Resources Inc

Advisor

EIMCO

Transaction
 Date

   3/5/2004

Cost

     $1,150,870

Offering Purchase

    0.580%

Broker

Goldman, Sachs & Co.
Underwriting
Syndicate
Members

Banc One Capital Markets, Inc.


Fund

High Yield Bond Fund

Security

Nations Rent Cos Inc

Advisor

EIMCO

Transaction
 Date

  10/16/2003

Cost

       $575,000

Offering Purchase

    0.230%

Broker
------
Jefferies & Company, Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Wachovia Capital Markets, LLC


Fund

High Yield Bond Fund

Security

IMAX Corp

Advisor

EIMCO

Transaction
 Date

  11/19/2003

Cost

     $8,000,000

Offering Purchase

    5.000%

Broker

Credit Suisse First Boston LLC
Underwriting
Syndicate
Members

U.S. Bancorp Piper Jaffray


Fund

High Yield Bond Fund

Security

Western Wireless Corp

Advisor

EIMCO

Transaction
 Date

   7/11/2003

Cost

     $5,285,000

Offering Purchase

    0.881%

Broker

Goldman, Sachs & Co.
Underwriting
Syndicate
Members

Wachovia Capital Markets, LLC


Fund

High Yield Bond Fund

Security

Tom Brown, Inc.
Advisor

EIMCO

Transaction
 Date

   9/11/2003

Cost

     $4,000,000

Offering Purchase

     1.78%

Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.


Fund

High Yield Bond Fund

Security

Royal Caribbean Cruises Ltd

Advisor

EIMCO

Transaction
 Date

   5/6/2003

Cost

     $1,986,780

Offering Purchase

    0.800%

Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.


Fund

High Yield Bond Fund

Security

Aviall

Advisor

EIMCO

Transaction
 Date

   6/25/2003

Cost

   1,750,000.00

Offering Purchase

     0.88%

Broker
------
Salomon Smith Barney Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Citigroup Global Markets Inc.


Fund

High Yield Bond Fund

Security

Merisant Company

Advisor

EIMCO

Transaction
 Date

   6/30/2003

Cost

   3,000,000.00

Offering Purchase

     1.50%

Broker

Credit Suisse First Boston LLC
Underwriting
Syndicate
Members

Wachovia Securities, LLC